Exhibit 99.2

2026 Second Quarter Results & Outlook July 28, 2026

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - lo oking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commissi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com . Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations , a channel of distribution. Presentation endnotes are included after the appendix. 2

3 Investment Thesis . . . . . . o ver two decades of industry - leading financial performance. Strong Cash Flow & Balance Sheet Attractive & Diversified Growth Long Capital Runway Top - Tier Regulatory Jurisdiction Affordability driven by the CE Way + Digital Long Capital Runway Top - Tier Regulatory Jurisdiction a Clean Energy Leader Presentation endnotes are included at the end of the presentation.

NorthStar Clean Energy Update . . .

Strategic Review Complete

- Simplifies overall CMS Energy strategy and focuses on utility investment
- Reallocates capital to the Parent with future redeployment into the Utility
- Provides high quality earnings and retains attractive operating assets in Michigan that generate cash flow
    - Retaining Dearborn Industrial Generation (DIG) and gas peakers
    - Retaining four MI-based solar projects (4 projects, ~0.5 GW)
    - Exiting non-utility renewables development at NorthStar Clean Energy
- Targeting to complete restructuring by year-end 2026

Key Outcomes

- Nearly 100% utility-based earnings after 2027
- Shift of capital reduces Parent funding needs, including debt and equity
    - $500M+ of funding needs reduced within the current plan (through 2030)
- Cost efficiencies enhance business profile
- Supports high-quality growth







. . . improves financing and strengthens overall business strategy.

4

Economic Development Pipeline . . .


~9 GW Pipeline
Qualified
1½ – 2 GW
Advanced
4 – 5 GW
Final Stages
~1 – 2 GW
Previously announced data center
Data Centers
Manufacturing
Semi-conductor

✓~20-yr agreement under the Large Load Tariff

Next Steps:

- Zoning – customer is pursuing multiple sites
- Incorporate into Integrated Resource Plan (IRP) to be filed in Sep. 2026
- Future capital update with incremental resources needed

Large Load Sensitivities:

- +1 GW of new load reduces the average customer 5-yr rate CAGR by ~2%
- +1 GW of new load provides $2B – $5B capital opportunity

. . . drives numerous benefits.

5

Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Policy

- **Timely recovery of investments**
  - ✓ Forward-looking test years/earn authorized ROEs
  - ✓ 10-month rate cases
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
  - ✓ Constructive ROEs
- **Supportive incentives enhanced w/ 2023 Michigan Energy Law**
  - ✓ Energy efficiency incentives
  - ✓ FCM adder on PPAs
- **Appointed commissioners**
  - ✓ Staggered 6-year terms

2026

Electric

- Mar. 27th: Order $217M[a], 9.90% ROE U-21870
- Jun. 2nd: Filed Rate Case $456M[b], 10.25% ROE U-22070

Gas

- Jun. 18th: Revised Ask $232M[c], 10.25% ROE U-21981
- By Oct. 16th: Expected Order U-21981

Electric Supply

- Sep.: File IRP

Highlights

✓ **Electric Order**[a] Constructive outcome with support for ~66% of final ask

✓ **Staff Position** Supportive at ~72% of the revised ask ($168M Staff vs $232M[c])

✓ **REP Order** Approval of an additional 8 GW of solar and 2.8 GW of wind

Presentation endnotes are included at the end of the presentation.

. . . provides constructive outcomes and forward-looking visibility.

6

7 . . . on track to deliver in 2026 and beyond. Commentary Amount Financial Results & Outlook . . . YTD 2026 Results ` Long - Term Outlook 2026 Full - Year Outlook 2027 Full - Year Outlook Adjusted EPS $1 .50 Executing on plan Adjusted EPS Guidance Annual Dividend Per Share $3.83 – $3.90 $2.28 Toward the high end Up 11¢ Adjusted EPS Guidance $ 4.08 – $4 .17 Continued growth Adjusted EPS Growth Dividend Payout Ratio Utility Capital Plan ($B) a +6% to +8% ~55% payout over time $ 24 Toward the high end Consistent DPS growth Supports 10½% rate base growth b Presentation endnotes are included at the end of the presentation.

8 2025 Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other Normal Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other 2026 2026 Adjusted EPS . . . . . . continued confidence toward the high end. First Half (23) ¢ Six Months To - Go 45 ¢ – 52 ¢ Presentation endnotes are included after the appendix. $3.83 – $3.90 (8) ¢ $3.61 20¢ (16)¢ (18) ¢ 22 ¢ 16¢ – 23 ¢ (19)¢ 25 ¢ First Half $ 1.50 First Half $ 1.73 2026 2025 $1.47 $1.67 Reported EPS 0.03 0.06 Adjustments a $ 1.50 $ 1.73 Adjusted EPS a First Half EPS Results

Utility Investment Plan with Upside . . .

5-Year Investment Plan



~$2B of REP upside
36%
~$1B of reliability upside
'26 – '30
$24B
28%
36%

Rate Base Growth



$46.8B
10½%/yr[a]
$28.4B
2025
2030

Electric Generation   Electric Distribution & Other   Gas Utility

Non-Rate Base Earnings[b]

- ✓ ~$50M pre-tax for FCM by 2030 with additional upside
- ✓ ~$65M/yr pre-tax for Energy Efficiency incentive
- ✓ NorthStar – DIG re-contracting opportunities

Presentation endnotes are included after the appendix.

. . . delivers benefits for customers and investors.

9

10 Actual Plan ($M) ($M) Consumers Energy: $850 $1,735 First Mortgage Bonds CMS Energy: $1,000 $1,000 Nov. 2025 Convert @ 3.125% ~$495 ~$700 Planned Equity Retirements (incl. term loans): $115 $115 b Consumers Energy $300 $300 CMS Energy Existing Facilities $1,100M (Nov - 2030) $750M (Nov - 2030) $300M (Nov - 2028) Consumers Energy CMS Energy Financings 2026 Planned Financings . . . . . . fund customer investments and provide ample liquidity. Presentation endnotes are included after the appendix. ~$ 2.4 B a of net liquidity x

A Proven and Durable Business Model . . .



~10½%
(2)% – (3)%
(1)% – (2)%
(1)%
(2)% – (4)%
~3%
Utility Rate Base Growth
Power Costs & Fuel
CE Way +Digital
Financing and Other
Sales & Energy Efficiency
Annual Customer Bills

Additional Cost Saving Opportunities

- Economic development
- Tax reform
- Regulatory mechanisms
- State policy reform

Additional (2)+%/yr reduction

. . . that delivers benefits for customers and investors.

11

12 Recession Industry - Leading Financial Performance . . . . . . for over two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026+ Recession Adjusted EPS Dividend Weather Help Hurt Cold winter Mild summer Warm winter Hot summer Mild summer Cold winter Polar vortex Mild summer Warm winter Hot summer Hot summer Summer - less Storms Hot summer Storms Hot summer Warm winter Warm winter Mild winter Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe Ken Whipple Recession/ Pandemic Garrick Rochow Mild w/ storms Hot summer Mild w/ storms Hot w/ s torms +6% to +8% Adjusted EPS Growth

13 13 Q&A Thank You!

14 14 Appendix

15 Michigan’s Gubernatorial Candidates . . . . . . are engaged with CMS Energy on energy a ffordability solutions. John James (R) U.S. Representative (District 10) Jocelyn Benson (D) Secretary of State Gubernatorial Race Focus • Growth enabler in the state • Energy ready sites • Large load tariff • Legislative reform • State personal property tax reform • Reducing regulatory burdens on businesses that drive costs • Expansion of bill assistance programs • Including energy efficiency programs and support for vulnerable customers Company Solutions • Economic Development • Affordability: groceries, healthcare, insurance, energy costs, housing & childcare • Education Policy • Public Safety Leading Candidates “…create more well - paying union jobs in Michigan's clean energy sector…opportunities created by building a modern and clean energy system.” “…expand opportunity for every community by fostering innovation, supporting small business and skilled careers…”

16 Rate Case Outcomes . . . . . . highlight consistent and constructive regulatory construct. Presentation endnotes are included at the end of the presentation. % Electric Approved a ($M) % Gas Approved a ($M) 2022 2023 2024 2025 Approved Requested ~56% ~54% ~75% $175 Settled $95 $113 $63 $208 $157 Settled v 2023 2024 2025 2026 Approved Requested ~52% ~54% ~60% ~66% $287 Settled $155 $160 $83 $255 $154 $328 b $217 b ~73% $233 $170 Settled

Strong Balance Sheet . . .

CMS ENERGY

Consumers Energy	S&P	Moody's	Fitch
Senior Secured	A	A1	A+
Commercial Paper	A-2	P-2	F-2
Outlook	Stable	Negative	Stable
CMS Energy			
Senior Unsecured	BBB	Baa2	BBB
Junior Subordinated	BBB-	Baa3	BB+
Outlook	Stable	Stable	Stable
Last Review	Dec. 2025	Mar. 2026	Mar. 2026

Key Strengths

Consumers Energy:
- ✓ Forward-looking recovery
- ✓ Constructive rate construct
- ✓ Strong operating cash flow generation

CMS Energy:
- ✓ 100% fixed rate debt
- ✓ Hybrid debt (w/ equity credit)
- ✓ Limited near-term maturities

. . . maintains credit metrics and solid investment-grade ratings.

17

18 18 Endnotes

19 Presentation Endnotes Slide 3: a BofA Research, 2026 state rankings and D.C. Slide 6 : a Excludes deferrals; Represents 2026 company revised position of $387M and order of $277M excluding $24M deferral surcharge, ~$22M vege ta tion management and ~$15M S4HANA deferrals and ~$60M demand response revenue revision b Excludes $25M deferral surcharge c Represents company revised position of $232M Slide 7: a $24B utility capital investment plan (2026 - 2030), b Assumes $28.4B rate base in 2025, $46.8B in 2030, CAGR Slide 8: a Adjusted EPS; see GAAP reconciliation Slide 9: a Assumes $28.4B rate base in 2025, $46.8B in 2030, CAGR b Over plan period years 2026 - 2030 Slide 10 : a $2,225M in unreserved revolvers + $193M of unrestricted cash; excludes cash unavailable for debt retirement, such as cash hel d a t NorthStar Slide 16: a Excludes deferrals; Represents 2026 company revised position of $387M and order of $277M excluding $24M deferral surcharge, ~$22M vege ta tion management and ~$15M S4HANA deferrals and ~$60M demand response revenue revision 19

20 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income ref er to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as disc ont inued operations, asset sales, impairments, restructuring costs, business optimization initiative, major enterprise resource planning software implementatio ns, changes in accounting principles, voluntary separation program, changes in federal and state tax policy, regulatory items from prior years, unrealized gains or lo sses from mark - to - market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. Management views adj usted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with ana lysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate th e impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future per iods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adju ste d earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnin gs. 20

CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) 21 In Millions, Except Per Share Amounts Six Months Ended Three Months Ended 6/30/25 6/30/26 6/30/25 6/30/26 500 $ 455 $ 198 $ 117 $ Net Income Available to Common Stockholders Reconciling items: 8 13 5 2 Other exclusions from adjusted earnings** (2) (4) (1) (1) Tax impact 12 - 12 - State tax policy change 518 $ 464 $ 214 $ 118 $ Adjusted net income – non - GAAP 299.0 308.9 299.1 310.8 Average Common Shares Outstanding - Diluted Diluted Earnings Per Average Common Share 1.67 $ 1.47 $ 0.66 $ 0.37 $ Reported net income per share Reconciling items: 0.02 0.04 0.01 * Other exclusions from adjusted earnings** (*) (0.01) (*) (*) Tax impact 0.04 - 0.04 - State tax policy change 1.73 $ 1.50 $ 0.71 $ 0.37 $ Adjusted net income per share – non - GAAP Less than $0.5 million or $0.01 per share. * Includes major enterprise resource planning software implementations and unrealized gains or losses from mark - to - market adjustme nts, recognized in net income related to NorthStar Clean Energy's interest expense. **

22 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited) Net Income Available to Common Stockholders $ 338 $ 117 $ 302 $ 198 $ 275 $ 286 Reconciling items: Electric utility and gas utility 11 4 * 4 6 6 Tax impact (3) (1) (*) 11 (2) (1) NorthStar Clean Energy (*) (2) 3 1 * (1) Tax impact * * (1) (*) (*) (*) Corporate interest and other - - - - - - Tax impact - - - (*) - - Adjusted Net Income – Non-GAAP $ 346 $ 118 $ 304 $ 214 $ 279 $ 290 Average Common Shares Outstanding – Diluted 307.1 310.8 299.1 299.1 300.4 305.8 Diluted Earnings Per Average Common Share $ 1.10 $ 0.37 $ 1.01 $ 0.66 $ 0.92 $ 0.94 Reconciling items: Electric utility and gas utility 0.04 0.01 * 0.01 0.02 0.02 Tax impact (0.01) (*) (*) 0.04 (0.01) (*) NorthStar Clean Energy (*) (0.01) 0.01 * * (0.01) Tax impact * * (*) (*) (*) * Corporate interest and other - - - - - - Tax impact - - - (*) - - Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.13 $ 0.37 $ 1.02 $ 0.71 $ 0.93 $ 0.95 * Less than $0.5 million or $0.01 per share. 1Q 2Q 1Q 2Q 2026 3Q 4Q 2025 In Millions, Except Per Share Amounts